                                                                 EXHIBIT 10.6(B)

                        2001 INCENTIVE COMPENSATION PLAN
                             SYNAPTICS INCORPORATED
                        INCENTIVE STOCK OPTION AGREEMENT

         1. Grant of Option. SYNAPTICS INCORPORATED (the "Company") hereby grants, as of the date of grant (the "Date of Grant") set forth in the attached Notice of Grant of Stock Options attached hereto and made a part hereof, to the person whose name is set forth in the Notice of Grant of Stock Options (the "Optionee") an option (the "Option") to purchase the total number of shares of the Company's Common Stock (the "Shares") set forth in the Notice of Grant of Stock Options, at the exercise price per share set forth in the Notice of Grant of Stock Options. The Option shall be subject to the terms and conditions set forth herein. The Option was issued pursuant to the Company's 2001 Incentive Compensation Plan (the "Plan"), which is incorporated herein for all purposes. The Option is an Incentive Stock Option, and not a nonqualified stock option. The Optionee hereby acknowledges receipt of a copy of the Plan and agrees to be bound by all of the terms and conditions hereof and thereof and all applicable laws and regulations.

         2. Definitions. Unless otherwise provided herein, terms used herein that are defined in the Plan and not defined herein shall have the meanings attributed thereto in the Plan.

         3. Exercise Schedule. Except as otherwise provided in Sections 6 or 10 of this Option Agreement, or in the Plan, the Option is exercisable in installments as provided in the Notice of Grant of Stock Options, which shall be cumulative. To the extent that the Option has become exercisable with respect to a percentage of Shares as provided in the Notice of Grant of Stock Options, the Option may thereafter be exercised by the Optionee, in whole or in part, at any time or from time to time prior to the expiration of the Option as provided herein. The Notice of Grant of Stock Options table indicates each date (the "Vesting Date") upon which the Optionee shall be entitled to exercise the Option with respect to the number of Shares granted as indicated beside the date, provided that the Continuous Service of the Optionee continues through and on the applicable Vesting Date. Except as otherwise specifically provided herein, there shall be no proportionate or partial vesting in the periods prior to each Vesting Date, and all vesting shall occur only on the appropriate Vesting Date. Upon the termination of an Optionee's Continuous Service, any unvested portion of the Option shall terminate and be null and void.

         4. Method of Exercise. The vested portion of this Option shall be exercisable in whole or in part in accordance with the exercise schedule set forth in the Notice of Grant of Stock Options by written notice, which shall state the election to exercise the Option, the number of Shares in respect of which the Option is being exercised, and such other representations and agreements as to the holder's investment intent with respect to such Shares as may be required by the Company pursuant to the provisions of the Plan. Such written notice shall be signed by the Optionee and shall be delivered in person or by certified mail to the Secretary of the Company. The written notice shall be accompanied by payment of the exercise price. This Option shall be deemed to be exercised after both (a) receipt by the Company of such written notice accompanied by the exercise price and (b) arrangements that are satisfactory to the Committee or the Board in its sole discretion have been made for Optionee's payment to the Company of the amount, if any, that is necessary to be withheld in accordance with applicable Federal or state withholding requirements. No Shares will be issued pursuant to the Option unless and until such issuance and such exercise shall comply with all relevant provisions of applicable law, including the requirements of any stock exchange upon which the Shares then may be traded.

         5. Method of Payment. Payment of the exercise price shall be by any of the following, or a combination thereof, at the election of the Optionee: (a) cash; (b) check; or (c) such other consideration or in such other manner as may be determined by the Board or the Committee in its absolute discretion.

         6. Termination of Option.

                  (a) Any unexercised portion of the Option shall automatically and without notice terminate and become null and void at the time of the earliest to occur of the following:

                           (i) three months after the date on which the
Optionee's Continuous Service is terminated other than by reason of (A) Cause,
(B) a mental or physical disability (within the meaning of Internal Revenue Code
Section 22(e)) of the Optionee as determined by a medical doctor satisfactory to the Committee or the Board, or (C) the death of the Optionee;

                           (ii) immediately upon the termination of the
Optionee's Continuous Service for Cause;

                           (iii) twelve months after the date on which the
Optionee's Continuous Service is terminated by reason of a mental or physical disability (within the meaning of Section 22(e) of the Code) as determined by a medical doctor satisfactory to the Committee or the Board;

                           (iv) (A) twelve months after the date of termination
of the Optionee's Continuous Service by reason of the death of the Optionee, or, if later, (B) three months after the date on which the Optionee shall die if such death shall occur during the one year period specified in Subsection 6(a)(iii) hereof; or

                           (v) the tenth anniversary of the date as of which the
Option is granted.

                  (b) To the extent not previously exercised, (i) the Option shall terminate immediately in the event of (1) the liquidation or dissolution of the Company, or (2) any reorganization, merger, consolidation or other form of corporate transaction in which the Company does not survive or the shares of Stock are converted into or exchanged for securities issued by another entity, unless the successor or acquiring entity, or an affiliate of such successor or acquiring entity, assumes the Option or substitutes an equivalent option or right pursuant to Section 10(c) of the Plan, and (ii) the Committee or the Board in its sole discretion may by written notice ("cancellation notice") cancel, effective upon the consummation of any corporate transaction in which the Company does survive whereby the stockholders of the Company prior to the transaction do not, immediately after, own more than 50% of the combined voting power, the Option (or portion thereof) that remains unexercised on such date. The Committee or the

Board shall give written notice of any proposed transaction referred to in this
Section 6(b) a reasonable period of time prior to the closing date for such transaction (which notice may be given either before or after approval of such transaction), in order that the Optionee may have a reasonable period of time prior to the closing date of such transaction within which to exercise the Option if and to the extent that it then is exercisable (including any portion of the Option that may become exercisable upon the closing date of such transaction). The Optionee may condition his exercise of the Option upon the consummation of a transaction referred to in this Section 6(b).

         7. Transferability. The Option is not transferable otherwise than by will or the laws of descent and distribution, and during the lifetime of the Optionee the Option shall be exercisable only by the Optionee. The terms of this Option shall be binding upon the executors, administrators, heirs, successors and assigns of the Optionee.

         8. No Rights of Stockholders. Neither the Optionee nor any personal representative (or beneficiary) shall be, or shall have any of the rights and privileges of, a stockholder of the Company with respect to any shares of Stock purchasable or issuable upon the exercise of the Option, in whole or in part, prior to the date of exercise of the Option.

         9. Market Stand-Off Agreement. At the request of the Company or the underwriters managing any underwritten offering of the Company's securities, the Optionee agrees not to sell, make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of any shares of Stock (other than those included in the registration) acquired pursuant to the exercise of the Option, without the prior written consent of the Company or such underwriters, as the case may be, for such period of time (not to exceed 180 days) from the effective date of such registration as may be requested by the Company or such managing underwriters.

[Optional]        10.      Acceleration of Exercisability of Option.

                  (a) This Option shall become exercisable to the extent set forth in an employment, compensation, or severance agreement with or from the Company in the event that, prior to the termination of the Option pursuant to
Section 6 hereof, (i) there is a "Change in Control", as defined in such agreements, that occurs while the Optionee is employed by the Company or any of its subsidiaries, (ii) the Committee or the Board exercises its discretion to provide a cancellation notice with respect to the Option pursuant to Section 6(b)(ii) hereof, or (iii) the Option is terminated pursuant to Section 6(b)(i) hereof.

[ALTERNATE] (a) This Option shall become exercisable to the extent set forth in
(b) below in the event that, prior to the termination of the Option pursuant to
Section 6 hereof, (i) there is a "Change in Control", as defined in (b) below, that occurs while the Optionee is employed by the Company or any of its subsidiaries, (ii) the Committee or the Board exercises its discretion to provide a cancellation notice with respect to the Option pursuant to Section 6(b)(ii) hereof, or (iii) the Option is terminated pursuant to Section 6(b)(i) hereof.

                  (b) [Individual Change of Control Provisions]]

         11. No Right to Continued Employment. Optionee acknowledges and agrees that the vesting of shares pursuant to the Option granted is earned only by continuing employment or consultancy at the will of the Company (not through the act of being hired, being granted this Option or acquiring shares hereunder). Optionee further acknowledges and agrees that nothing in this Option Agreement, nor in the Plan, shall confer upon Optionee any right with respect to continuation of employment or consultancy by the Company, nor shall it interfere in any way with Optionee's right or the Company's right to terminate Optionee's employment or consultancy at any time, with or without Cause.

         12. Law Governing. This Option Agreement shall be governed in accordance with and governed by the internal laws of the State of California.

         13. Incentive Stock Option Treatment. The terms of this Option shall be interpreted in a manner consistent with the intent of the Company and the Optionee that the Option qualify as an Incentive Stock Option under Section 422 of the Code. If any provision of the Plan or this Option Agreement shall be impermissible in order for the Option to qualify as an Incentive Stock Option, then the Option shall be construed and enforced as if such provision had never been included in the Plan or the Option. If and to the extent that the number of Options granted pursuant to this Option Agreement exceeds the limitations contained in Section 4(b) of the Plan or the value of Shares with respect to which this Option may qualify as an Incentive Stock Option, this Option shall be a Non-Qualified Stock Option.

         14. Interpretation / Provisions of Plan Control. This Option Agreement is subject to all the terms, conditions and provisions of the Plan, including, without limitation, the amendment provisions thereof, and to such rules, regulations and interpretations relating to the Plan adopted by the Committee or the Board as may be in effect from time to time. If and to the extent that this Option Agreement conflicts or is inconsistent with the terms, conditions and provisions of the Plan, the Plan shall control, and this Option Agreement shall be deemed to be modified accordingly. The Optionee accepts the Option subject to all the terms and provisions of the Plan and this Option Agreement. The undersigned Optionee hereby accepts as binding, conclusive and final all decisions or interpretations of the Committee or the Board upon any questions arising under the Plan and this Option Agreement.

         15. Notices. Any notice under this Option Agreement shall be in writing and shall be deemed to have been duly given when delivered personally or when deposited in the United States mail, registered, postage prepaid, and addressed, in the case of the Company, to the Company's Secretary at:

                                    Synaptics Incorporated
                                    2381 Bering Drive
                                    San Jose, California  95131

or if the Company should move its principal office, to such principal office, and, in the case of the Optionee, to the Optionee's last permanent address as shown on the Company's records, subject to the right of either party to designate some other address at any time hereafter in a notice satisfying the requirements of this Section.

         16. Tax Consequences. Set forth below is a brief summary as of the date of this Option of some of the federal tax consequences of exercise of this Option and disposition of the Shares. THIS SUMMARY IS NECESSARILY INCOMPLETE, AND THE TAX LAWS AND REGULATIONS ARE SUBJECT TO CHANGE. OPTIONEE SHOULD CONSULT A TAX ADVISER BEFORE EXERCISING THIS OPTION OR DISPOSING OF THE SHARES.

                  (a) Exercise of Option. There will be no regular federal income tax liability upon the exercise of the Option, although the excess, if any, of the fair market value of the Shares on the date of exercise over the exercise price will be treated as an adjustment to the alternative minimum tax for federal tax purposes and may subject the Optionee to the alternative minimum tax in the year of exercise.

                  (b) Disposition of Shares. If Shares transferred pursuant to the Option are held for at least one year after exercise and are disposed of at least two years after the date of grant, any gain realized on disposition of the Shares will also be treated as long-term capital gain for federal income tax purposes. If Shares purchased under an Option are disposed of within such one-year period or within two years after the Date of Grant, any gain realized on such disposition will be treated as compensation income (taxable at ordinary income rates) to the extent of the difference between the exercise price and the lesser of (1) the fair market value of the Shares on the date of exercise, or
(2) the sale price of the Shares.

                  (c) Notice of Disqualifying Disposition of Option Shares. If Optionee sells or otherwise disposes of any of the Shares acquired pursuant to the Option on or before the later of (1) the date two years after the date of grant, (2) the date one year after the date of exercise, the Optionee shall immediately notify the Company in writing of such disposition. Optionee agrees that Optionee may be subject to the income tax withholding by the Company on the compensation income recognized by the Optionee from the early disposition by payment in cash or out of the current earnings paid to the Optionee.

         If and to the extent that the number of Options granted hereunder exceeds the limitations contained in Section 4(b) of the Plan or the value of Shares with respect to which this Option may qualify as an Incentive Stock Option, this Option shall be a Non-Qualified Stock Option. The holder of a Non-Qualified Stock Option will be treated as having received compensation income (taxable at ordinary income tax rates) at the time the Option is exercised equal to the excess, if any, of the fair market value of the shares of Stock on the date of exercise over the exercise price. If the shares of Stock transferred pursuant to the Non-Qualified Stock Option are held for at least one year after the Option is exercised, any gain realized on disposition of the shares of Stock will be treated as long-term capital gain for federal income tax purposes.

         The foregoing discussion assumes that, and only is applicable if, the fair market value of the Shares as of the date on which the Option is granted is not less than the exercise price. The Company believes that it has made a good faith effort to determine the fair market value of the Shares and does not believe that the exercise price is less than the fair market value of the Shares on the Date of Grant. No assurances can be given, however, that the Internal Revenue Service would not take a contrary position, or that the Internal Revenue Service would not treat the Option as an Incentive Stock Option for some other reason. If the exercise price is determined to be less than the fair market value of a Share on the Date of Grant, then the Option may be taxable as a Non-Qualified Stock Option. It is also possible that if the fair market value is determined to be significantly greater than the exercise price, the Internal Revenue Service may take the position that the Option is not in effect a stock option but should be treated as a restricted stock for tax purposes. The Optionee should consult with his or her own tax advisors as to whether any action should be taken to minimize these risks.

         17. Execution. This Option Agreement is executed by the parties hereto on the Notice of Grant of Stock Options, which is attached hereto and made a part hereof.

                                                                 EXHIBIT 10.6(B)


                        2001 INCENTIVE COMPENSATION PLAN
                             SYNAPTICS INCORPORATED
                      NON-QUALIFIED STOCK OPTION AGREEMENT

         1. Grant of Option. SYNAPTICS INCORPORATED (the "Company") hereby grants, as of the date of grant ("Date of Grant") set forth in the attached Notice of Grant of Stock Options attached hereto and made a part hereof, to the person whose name is set forth in the Notice of Grant of Stock Optons (the "Optionee") an option (the "Option") to purchase the total number of shares of the Company's Common Stock (the "Shares") set forth in the Notice of Grant of Stock Options, at the exercise price per share set forth in the Notice of Grant of Stock Options. The Option shall be subject to the terms and conditions set forth herein. The Option was issued pursuant to the Company's 2001 Incentive Compensation Plan (the "Plan"), which is incorporated herein for all purposes. The Option is a nonqualified stock option, and not an Incentive Stock Option. The Optionee hereby acknowledges receipt of a copy of the Plan and agrees to be bound by all of the terms and conditions hereof and thereof and all applicable laws and regulations.

         2. Definitions. Unless otherwise provided herein, terms used herein that are defined in the Plan and not defined herein shall have the meanings attributed thereto in the Plan.

         3. Exercise Schedule. Except as otherwise provided in Sections 6 or 8 of this Option Agreement, or in the Plan, the Option is exercisable in installments as provided in the Notice of Grant of Stock Options, which shall be cumulative. To the extent that the Option has become exercisable with respect to a percentage of Shares as provided in the Notice of Grant of Stock Options, the Option may thereafter be exercised by the Optionee, in whole or in part, at any time or from time to time prior to the expiration of the Option as provided herein. The Notice of Grant of Stock Options table indicates each date (the "Vesting Date") upon which the Optionee shall be entitled to exercise the Option with respect to the number of Shares granted as indicated beside the date, provided that the Continuous Service of the Optionee continues through and on the applicable Vesting Date. Except as otherwise specifically provided herein, there shall be no proportionate or partial vesting in the periods prior to each Vesting Date, and all vesting shall occur only on the appropriate Vesting Date. Upon the termination of an Optionee's Continuous Service, any unvested portion of the Option shall terminate and be null and void.

         4. Method of Exercise. The vested portion of this Option shall be exercisable in whole or in part in accordance with the exercise schedule set forth in the Notice of Grant of Stock Options by written notice, which shall state the election to exercise the Option, the number of Shares in respect of which the Option is being exercised, and such other representations and agreements as to the holder's investment intent with respect to such Shares as may be required by the Company pursuant to the provisions of the Plan. Such written notice shall be signed by the Optionee and shall be delivered in person or by certified mail to the Secretary of the Company. The written notice shall be accompanied by payment of the exercise price. This Option shall be deemed to be exercised after both (a) receipt by the Company of such written notice accompanied by the exercise price and (b) arrangements that are satisfactory to the Committee or the Board in its sole discretion have been made for Optionee's payment to the Company of the amount that is necessary to be withheld in accordance with applicable Federal or state withholding requirements. No Shares will be issued pursuant to the Option unless and until such issuance and such exercise shall comply with all relevant provisions of applicable law, including the requirements of any stock exchange upon which the Shares then may be traded.

         5. Method of Payment. Payment of the exercise price shall be by any of the following, or a combination thereof, at the election of the Optionee: (a) cash; (b) check; or (c) such other consideration or in such other manner as may be determined by the Board or the Committee in its absolute discretion.

         6. Termination of Option.

                  (a) Any unexercised portion of the Option shall automatically and without notice terminate and become null and void at the time of the earliest to occur of:

                           (i) three months after the date on which the
Optionee's Continuous Service is terminated other than by reason of (A) Cause,
(B) a mental or physical disability (within the meaning of Internal Revenue Code
Section 22(e)) of the Optionee as determined by a medical doctor satisfactory to the Committee or the Board, or (C) the death of the Optionee;

                           (ii) immediately upon the termination of the
Optionee's Continuous Service for Cause;

                           (iii) twelve months after the date on which the
Optionee's Continuous Service is terminated by reason of a mental or physical disability (within the meaning of Section 22(e) of the Code) as determined by a medical doctor satisfactory to the Committee or the Board;

                           (iv) (A) twelve months after the date of termination
of the Optionee's Continuous Service by reason of the death of the Optionee, or , if later, (B) three months after the date on which the Optionee shall die if such death shall occur during the one year period specified in Subsection 6(a)(iii) hereof; or

                           (v) the tenth anniversary of the date as of which the
Option is granted.

                  (b) To the extent not previously exercised, (i) the Option shall terminate immediately in the event of (1) the liquidation or dissolution of the Company, or (2) any reorganization, merger, consolidation or other form of corporate transaction in which the Company does not survive or the shares of Stock are converted into or exchanged for securities issued by another entity, unless the successor or acquiring entity, or an affiliate of such successor or acquiring entity, assumes the Option or substitutes an equivalent option or right pursuant to Section 10(c) of the Plan, and (ii) the Committee or the Board in its sole discretion may by written notice ("cancellation notice") cancel, effective upon the consummation of any corporate transaction in which the Company does survive whereby the stockholders of the Company prior to the transaction do not, immediately after, own more than 50% of the combined voting power, the Option (or portion thereof) that remains unexercised on such date. The Committee or the Board shall give written notice of any proposed transaction referred to in this Section 6(b) a reasonable period of time prior to the closing date for such transaction (which notice may be given either before or after approval of such transaction), in order that the Optionee may have a reasonable period of time prior to the closing date of such transaction within which to exercise the Option if and to the extent that it then is exercisable (including any portion of the Option that may become exercisable upon the closing date of such transaction). The Optionee may condition his exercise of the Option upon the consummation of a transaction referred to in this Section 6(b).

         7.       Transferability

                  (a) General. Except as provided herein, a Participant may not assign, sell, transfer, or otherwise encumber or subject to any lien any Award or other right or interest granted under this Plan, in whole or in part, including any Award or right which constitutes a derivative security as generally defined in Rule 16a-1(c) under the Exchange Act, other than by will or by operation of the laws of descent and distribution, and such Awards or rights that may be exercisable shall be exercised during the lifetime of the Participant only by the Participant or his or her guardian or legal representative.

                  (b) Permitted Transfer of Option. The Committee or Board, in its sole discretion, may permit the transfer of an Option granted under this Option Agreement as follows: (A) by gift to a member of the Participant's Immediate Family or (B) by transfer by instrument to a trust providing that the Option is to be passed to beneficiaries upon death of the Optionee. For purposes of this Section 7(b), "Immediate Family" shall mean the Optionee's spouse (including a former spouse subject to terms of a domestic relations order); child, stepchild, grandchild, child-in-law; parent, stepparent, grandparent, parent-in-law; sibling and sibling-in-law, and shall include adoptive relationships. If a determination is made by counsel for the Company that the restrictions contained in this Section 7(b) are not required by applicable federal or state securities laws under the circumstances, then the Committee or Board, in its sole discretion, may permit the transfer of Options granted under this Option Agreement to one or more Beneficiaries or other transferees during the lifetime of the Participant, which may be exercised by such transferees in accordance with the terms of this Option Agreement, but only if and to the extent permitted by the Committee or the Board pursuant to the express terms of this Option Agreement (subject to any terms and conditions which the Committee or the Board may impose thereon, and further subject to any prohibitions and restrictions on such transfers pursuant to Rule 16b-3). A Beneficiary, transferee, or other person claiming any rights under the Plan from or through any Participant shall be subject to all terms and conditions of the Plan and any Award agreement applicable to such Participant, except as otherwise determined by the Committee or the Board, and to any additional terms and conditions deemed necessary or appropriate by the Committee or the Board.

[Optional]        8.       Acceleration of Exercisability of Option.

                  (a) This Option shall become exercisable to the extent set forth in an employment, compensation, or severance agreement with or from the Company in the event that, prior to the termination of the Option pursuant to
Section 6 hereof, (i) there is a "Change in Control", as defined in such agreements, that occurs while the Optionee is employed by the Company or any of its subsidiaries, (ii) the Committee or the Board exercises its discretion to provide a cancellation notice with respect to the Option pursuant to Section 6(b)(ii) hereof, or (iii) the Option is terminated pursuant to Section 6(b)(i) hereof.

[ALTERNATE] (a) This Option shall become exercisable to the extent set forth in
(b) below in the event that, prior to the termination of the Option pursuant to
Section 6 hereof, (i) there is a "Change in Control", as defined in (b) below, that occurs while the Optionee is employed by the Company or any of its subsidiaries, (ii) the Committee or the Board exercises its discretion to provide a cancellation notice with respect to the Option pursuant to Section 6(b)(ii) hereof, or (iii) the Option is terminated pursuant to Section 6(b)(i) hereof.

                  (b)      [Individual Change of Control Provisions]]

         9. No Rights of Stockholders. Neither the Optionee nor any personal representative (or beneficiary) shall be, or shall have any of the rights and privileges of, a stockholder of the Company with respect to any shares of Stock purchasable or issuable upon the exercise of the Option, in whole or in part, prior to the date of exercise of the Option.

         10. Market Stand-Off Agreement. At the request of the Company or the underwriters managing any underwritten offering of the Company's securities, the Optionee agrees not to sell, make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of any shares of Stock (other than those included in the registration) acquired pursuant to the exercise of the Option, without the prior written consent of the Company or such underwriters, as the case may be, for such period of time (not to exceed 180 days) from the effective date of such registration as may be requested by the Company or such managing underwriters.

         11. No Right to Continued Employment. Neither the Option nor this Option Agreement shall confer upon the Optionee any right to continued employment or service with the Company.

         12. Law Governing. Optionee acknowledges and agrees that the vesting of shares pursuant to the Option granted is earned only by continuing employment or consultancy at the will of the Company (not through the act of being hired, being granted this Option or acquiring shares hereunder). Optionee further acknowledges and agrees that nothing in this Option Agreement, nor in the Plan, shall confer upon Optionee any right with respect to continuation of employment or consultancy by the Company, nor shall it interfere in any way with Optionee's right or the Company's right to terminate Optionee's employment or consultancy at any time, with or without Cause.

         13. Interpretation / Provisions of Plan Control. This Option Agreement is subject to all the terms, conditions and provisions of the Plan, including, without limitation, the amendment provisions thereof, and to such rules, regulations and interpretations relating to the Plan adopted by the Committee or the Board as may be in effect from time to time. If and to the extent that this Option Agreement conflicts or is inconsistent with the terms, conditions and provisions of the Plan, the Plan shall control, and this Option Agreement shall be deemed to be modified accordingly. The Optionee accepts the Option subject to all the terms and provisions of the Plan and this Option Agreement. The undersigned Optionee hereby accepts as binding, conclusive and final all decisions or interpretations of the Committee or the Board upon any questions arising under the Plan and this Option Agreement.

         14. Notices. Any notice under this Option Agreement shall be in writing and shall be deemed to have been duly given when delivered personally or when deposited in the United States mail, registered, postage prepaid, and addressed, in the case of the Company, to the Company's Secretary at:

                                    Synaptics Incorporated
                                    2381 Bering Drive
                                    San Jose, California  95131

or if the Company should move its principal office, to such principal office, and, in the case of the Optionee, to the Optionee's last permanent address as shown on the Company's records, subject to the right of either party to designate some other address at any time hereafter in a notice satisfying the requirements of this Section.

         15. Tax Consequences. Set forth below is a brief summary as of the date of this Option of some of the federal tax consequences of exercise of this Option and disposition of the Shares. THIS SUMMARY IS NECESSARILY INCOMPLETE, AND THE TAX LAWS AND REGULATIONS ARE SUBJECT TO CHANGE. OPTIONEE SHOULD CONSULT A TAX ADVISER BEFORE EXERCISING THIS OPTION OR DISPOSING OF THE SHARES.

                  (a) Exercise of Option. There may be a regular federal income tax liability upon the exercise of the Option. The Optionee will be treated as having received compensation income (taxable at ordinary income tax rates) equal to the excess, if any, of the fair market value of the Shares on the date of exercise over the exercise price. If Optionee is an employee, the Company will be required to withhold from Optionee's compensation or collect from Optionee and pay to the applicable taxing authorities an amount equal to a percentage of this compensation income at the time of exercise.

                  (b) Disposition of Shares. If Shares are held for at least one year, any gain realized on disposition of the Shares will be treated as long-term capital gain for federal income tax purposes.

         The foregoing discussion assumes that, and only is applicable if, the fair market value of the Shares as of the date on which the Option is granted is not significantly less than the exercise price. The Company believes that it has made a good faith effort to determine the fair market value of the Shares and does not believe that the exercise price is significantly less than the fair market value of the Shares on the Date of Grant. No assurances can be given, however, that the Internal Revenue Service would not take a contrary position. It is possible that if the fair market value is determined to be significantly greater than the exercise price, the Internal Revenue Service may take the position that the Option is not in effect a stock option but should be treated as a restricted stock for tax purposes. The Optionee should consult with his or her own tax advisors as to whether any action should be taken to minimize these risks.


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         16. Execution. This Option Agreement is executed by the parties hereto on the Notice of Grant of Stock Options, which is attached hereto and made a part hereof.


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